UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2005

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33395	42-1406317
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

7711 Carondelet Avenue, Suite 800 St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

At a Special Meeting of Stockholders held on July 22, 2005, our stockholders approved amendments to our 2003 Stock Incentive Plan, referred to below as the 2003 Plan, to the effect that:

•	The number of shares available under the 2003 Plan was increased by 1,350,000 from 3,750,000 to 5,100,000.

•	The maximum number of shares of common stock subject to awards granted under the 2003 Plan in any calendar year, excluding any shares granted to new employees in connection with an acquisition, may not exceed 2% of the total number of outstanding shares as of January 1 of such calendar year.

•	No more than 675,000 shares of restricted stock, or shares underlying restricted stock units, in the aggregate may be granted under the 2003 Plan from and after July 22, 2005.

•	No award granted to any employee under the 2003 Plan may vest in increments of greater than one-third of the total award in any period of twelve consecutive months following the grant date.

•	Awards granted under the 2003 Plan may not be repriced.

•	Any material revision to the 2003 Plan is subject to stockholder approval.

•	Transfers of awards under the 2003 Plan are limited to transfers pursuant to qualified domestic relations orders and gratuitous transfers for the benefit of immediate family members, family trusts or family partnerships.

•	For purposes of counting the number of shares available for future grant under the 2003 Plan, shares of common stock covered by stock appreciation rights shall be counted against the number of shares available for future grant under the 2003 Plan and shares of common stock tendered to purchase shares of common stock upon the exercise of any award or satisfy tax withholding obligations shall not be added back to the number of shares available for the future grant under the 2003 Plan.

A copy of the 2003 Plan, as amended, is included as Exhibit 10.1 to this current report. The above description is qualified in its entirety by reference to such exhibit.

In addition, our board of directors has updated the forms of agreements that we intend to use to issue awards under the 2003 Plan. Copies of the following are included as exhibits to this current report:

Exhibit 10.2	Form of Restricted Stock Unit Agreement

Exhibit 10.3	Form of Nonstatutory Stock Option Agreement (Non-employees)

Exhibit 10.4	Form of Nonstatutory Stock Option Agreement (Employees)

Exhibit 10.5	Form of Incentive Stock Option Agreement

Exhibit 10.6	Form of Stock Appreciation Right Agreement

Exhibit 10.7	Form of Restricted Stock Agreement

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	2003 Stock Incentive Plan, as amended

10.2	Form of Restricted Stock Unit Agreement

10.3	Form of Nonstatutory Stock Option Agreement (Non-employees)

10.4	Form of Nonstatutory Stock Option Agreement (Employees)

10.5	Form of Incentive Stock Option Agreement

10.6	Form of Stock Appreciation Right Agreement

10.7	Form of Restricted Stock Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: July 28, 2005	By:	/s/ Karey L. Witty
Karey L. Witty Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
10.1	2003 Stock Incentive Plan, as amended

10.2	Form of Restricted Stock Unit Agreement

10.3	Form of Nonstatutory Stock Option Agreement (Non-employees)

10.4	Form of Nonstatutory Stock Option Agreement (Employees)

10.5	Form of Incentive Stock Option Agreement

10.6	Form of Stock Appreciation Right Agreement

10.7	Form of Restricted Stock Agreement